UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-22762

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

(Exact name of registrant as specified in charter)

301 E. Colorado Boulevard, Suite 720

                           Pasadena, CA  91101

(Address of principal executive offices) (Zip code)

Donald F. Crumrine

Flaherty & Crumrine Incorporated

301 E. Colorado Boulevard, Suite 720

                           Pasadena, CA  91101

(Name and address of agent for service)

Registrant’s telephone number, including area code:  626-795-7300

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

FLAHERTY & CRUMRINE DYNAMIC PREFERRED AND INCOME FUND

To the Shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund (“DFP”):

DFP continued to perform well, delivering +7.3% total return on net asset value1 in the second fiscal quarter.2 During the first half of fiscal 2014, total return on NAV was +13.6%. As shown below, longer period returns have been excellent. The table includes performance of two indices, Barclays U.S. Aggregate and S&P 500 as proxies for bond and stock markets, respectively. While neither is a benchmark for Fund performance, they provide useful context for broad alternative-asset categories.

TOTAL RETURN ON NET ASSET VALUE FOR PERIODS ENDED MAY 31, 2014

	Actual Returns			Average Annualized Returns

	Three Months	Six Months	One Year	Life of Fund(1)
Flaherty & Crumrine Dynamic Preferred and Income Fund	7.3%	13.6%	12.8%	12.5%
Barclays U.S. Aggregate Index(2)	1.8%	3.3%	2.7%	2.5%
S&P 500 Index(3)	4.0%	7.6%	20.4%	19.0%

(1)	Since inception on May 29, 2013.
(2)	The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the U.S. investment grade, fixed-rate bond market.
(3)	The S&P 500 is a capitalization-weighted index of 500 common stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be lower or higher than quoted past performance, which cannot guarantee future results. In addition, NAV performance will vary from market price performance, and you may have a taxable gain or loss when you sell your shares.

The market price of Fund shares underperformed NAV slightly during the second quarter, after outpacing it significantly in the first. Total return based on market price was +6.8% in the quarter, and +20.6% for the first half of fiscal 2014.

The Federal Reserve has steadily slowed the pace of bond purchases related to its quantitative easing program. Concern this “taper” would lead to market volatility has thus far been unfounded. Intermediate and long term interest rates actually declined during the past three months and preferred securities responded very favorably. From peak (early March) to trough (late May), yields on 10-year and 30-year U.S. Treasury bonds fell 36 and 43 basis points, respectively.

Our economic outlook for the U.S. remains intact—sluggish growth in 2014, accelerating modestly in 2015 and 2016. Recent economic data serve to reinforce this view. We expect short-term interest rates will remain low through mid-2015, while intermediate and long-term rates will drift higher. Most important, credit trends in domestic companies held by the Fund will remain stable to positive.

[1]	Following methodology required by the SEC, total return assumes dividend reinvestment and includes income and principal change, plus the impact of leverage and expenses.
[2]	March 1, 2014—May 31, 2014

Geopolitical risks have increased in several regions around the globe. The Fund has no direct exposure to companies based in Russia, former Soviet Union countries, the Middle East, or Argentina. Of course, the Fund owns credits which may do business in these regions, but in no instance do we consider those risks to be unmanageable.

On a positive note, the European sovereign debt crisis appears to have stabilized, and economic growth is returning. Although they still face challenges, European credits held in the Fund are on much improved footing. The financial crisis, “Great Recession,” and Euro-zone sovereign debt crisis certainly caused some sleepless nights, but patience and hard work are paying off. Shareholders can take comfort: our investment process has worked well for over 30 years.

In the section below, we dig deeper into topics mentioned here, as well as others of interest to shareholders. In addition, we encourage you to visit the Fund’s website, www.preferredincome.com for timely and important information.

Sincerely,

The Flaherty & Crumrine Portfolio Management Team:

R. Eric Chadwick

Donald F. Crumrine

Robert M. Ettinger

Bradford S. Stone

June 30, 2014

DISCUSSION TOPICS

(Unaudited)

The Fund’s Portfolio Results and Components of Total Return on NAV

The table below reflects performance over the recent six months of each element comprising total return for the Fund, namely: (a) investing in a portfolio of securities; (b) possibly hedging that portfolio of securities against significant increases in long-term interest rates; and (c) utilizing leverage to enhance returns to shareholders. Next, we compute the impact of the Fund’s operating expenses. All parts are summed to determine total return on NAV.

Components of DFP’s Total Return on NAV

for the Six Months Ended May 31, 2014*

Total Return on Unleveraged Securities Portfolio (including principal change and income)		9.3%
Return from Interest Rate Hedging Strategy		N/A
Impact of Leverage (including leverage expense)		4.9%
Expenses (excluding leverage expense)		0.6%
* Actual, not annualized.	Total Return on NAV	13.6%

For comparison, the following table displays returns over the same time period on three indices compiled by Bank of America Merrill Lynch, reflecting various segments of the preferred securities market. Because these index returns exclude all expenses and the impact of leverage, they compare most directly to the top line in the Fund’s performance table above (Total Return on Unleveraged Securities Portfolio).

Total Returns of Bank of America Merrill Lynch Preferred Securities Indices*

for the Six Months Ended May 31, 2014

BofA Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM	9.8%
BofA Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM	9.2%
BofA Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM	8.2%

*

The Bank of America Merrill Lynch 8% Constrained DRD Eligible Preferred Securities IndexSM (P8D0) includes investment grade preferred securities issued by both corporations and government agencies that qualify for the corporate dividend received deduction with issuer concentration capped at a maximum of 8%. The Bank of America Merrill Lynch Hybrid Preferred Securities 8% Constrained IndexSM (P8HO) includes taxable, fixed-rate, U.S. dollar-denominated investment-grade, preferred securities listed on a U.S. exchange with issuer concentration capped at 8%. The Bank of America Merrill Lynch US Capital Securities US Issuers 8% Constrained IndexSM (C8CT) includes investment grade fixed rate or fixed-to-floating rate $1,000 par securities that receive some degree of equity credit from the rating agencies or their regulators with issuer concentration capped at a maximum of 8%. All index returns include interest and dividend income, and, unlike the Fund’s returns, are unmanaged and do not reflect any expenses.

Over the past six-months, returns on the Fund’s (unleveraged) securities portfolio outperformed one out of the three preferred market indices shown above, slightly outperformed one of the comparative indices, and trailed the other. However, during its fiscal year-to-date, the Fund’s total return on NAV significantly exceeded returns on the indices because of the Fund’s use of leverage. While leverage can reduce returns during periods of adverse market conditions, over the past six-months of positive conditions, it enhanced price returns and its low cost increased income available to be distributed by the Fund.

Total Return on Market Price of Fund Shares

While our focus is primarily on managing the Fund’s investment portfolio, our shareholders’ actual return is comprised of the Fund’s monthly dividend payments plus changes in the market price of Fund shares. During the six-month period ending May 31, 2014, total return on market price of Fund shares was 20.6%.

In a more perfect world, the market price of Fund shares and its NAV, as shown in the above chart, would track more closely. If so, any premium or discount, calculated as the difference between these two inputs and expressed as a percentage, would remain relatively close to zero. However, as can be seen in the chart below, this often has not been the case. The Fund began fiscal 2014 with its market price at a discount to NAV, but by May 31st this discount had contracted considerably. As a result, the total return earned on market price was greater than the total return on NAV shown in the table above.

Although divergence between NAV and market price of a closed-end fund is generally driven by supply/demand imbalances affecting its market price, we can only speculate about why the relationship between the Fund’s market price and NAV hasn’t been closer.

Based on a closing price of $23.56 on June 30th, the current annualized yield on market price of Fund shares assuming its current monthly distribution of $0.16 does not change is 8.15%. In our opinion, this distribution rate measures up favorably with most comparable fixed-income investment opportunities. Of course, there can be no guarantee that the Fund’s dividend will not change based on market conditions.

Preferred Market Conditions

It would be difficult to argue that the performance of preferreds over the first six months of the year has been less than fantastic. In most cases, market prices are back to, or above, levels of a year ago—prior to the selloff that began with hints of Fed “taper” and a sharp rise in rates that was compounded by tax-loss selling and other technical factors late in 2013. Much of the recovery may have been expected as year-end selling subsided, but strong fundamental and technical conditions have contributed to a sustained rally.

Credit quality continues to improve for most issuers of preferreds. Regulation of financial companies is still evolving, but national regulators generally are adhering to standards established under Basel III as they roll out their specific rules. To meet these new requirements, financial companies are holding much more common equity capital than in the past, which is credit enhancing for preferreds.

Bank stress tests completed earlier this year confirmed that progress has been made. Most large U.S. banks now have excess common equity capital, even under new, stricter guidelines. As a result, banks are beginning to return more capital to shareholders. This is a healthy development that should not harm the position of preferred holders in the near future, as overall capital levels should be maintained at reasonable levels.

Broader economic improvement, while not as robust as many hoped, continues to support the outlook for credit improvement for corporations and households alike. Loan losses at banks are well off their highs, and are reverting to more “normal” levels consistent with slow improvement in consumer balance sheets.

The market’s technical backdrop also deserves a good deal of credit for preferreds’ performance this year. Interest rates have retreated from their recent highs, perhaps even more than most would have predicted. Monetary policy remains accommodative, and options for fixed-income investors to find yield are limited. Preferreds are currently the highest-yielding domestic asset class by most measures, and their yields have attracted buyers from many areas of fixed-income markets.

As you know, the preferred market is dwarfed in size by the corporate bond market—the traditional staple in a fixed-income portfolio. So when investors look outside the corporate bond market for yield and turn their sights to preferreds, the amount of money interested in this market can be overwhelming. This has been the pattern of late, which has created strong demand for preferreds.

As you can see from the chart below, issuance of preferreds has finally turned the corner and has been increasing in recent months. Much of this is driven by regulatory requirements and lower all-in yields available to issuers, and it has been fairly concentrated in the banking industry. Supply has been easily absorbed by the market, and we expect future supply to be very manageable, as banks continue to be patient in meeting their regulatory goals for additional Tier 1 capital.

Source: Flaherty & Crumrine Incorporated

Many of these fundamental and technical factors are likely to persist at least over the near term. Higher interest rates could certainly reduce some enthusiasm for preferreds, but the economic backdrop should cause rates to remain in a reasonable range over the near-term. It is doubtful prices will continue to increase at their recent feverish pace, but we do expect the preferred market to continue to produce good total returns for investors. Preferreds remain one of the few pockets of yield and good credit quality available today.

Economic Conditions

After weather-induced weakness in the first quarter, when real gross domestic product (GDP) fell by 2.9%, the U.S. economy returned to growth in the second quarter. Economists expect roughly 3.3% real GDP growth over the balance of 2014 but, owing to first quarter weakness, only about 1.7% growth in 2014 overall, much weaker than earlier forecasts. Private domestic final sales, defined as personal consumption expenditures (PCE) plus business and residential investment, expanded by 2.6% over the 12 months ending in March. Although more-rapid PCE growth is likely to be limited, business and residential investment should rebound from their winter slowdowns. We expect this core segment of the economy to accelerate gradually over the next several years.

Inventories and trade, which were major drags on growth in the first quarter, should either add to or, at a minimum, subtract less from growth over coming quarters. Likewise, government consumption should begin adding to GDP growth by the fourth quarter. Credit conditions continue to improve overall. Importantly, this moderate-growth and low-inflation economic environment remains favorable for preferred securities.

Looking further ahead, assuming private domestic final sales expand at 2.5% or so, as other sectors start adding to growth in 2015 and 2016, real GDP could accelerate to 2.5-3.0%. That pace of growth should gradually shrink the U.S. “output gap” (the difference between actual GDP and potential GDP assuming full employment), which economists estimate is about 3% currently. However, it should take some time before inflation pressures emerge. While monetary policy should remain relatively accommodative, we expect the Fed will begin raising rates cautiously in the second half of 2015. Longer-term Treasury rates already reflect higher short-term rates (that’s why the yield curve is so steep), and we believe additional long-term rate increases, while likely, will be modest. We discuss interest rate risk in more detail below.

Interest-Rate Risk and Hedging

As we discussed in the last quarterly shareholder letter, there are three reasons why we remain sanguine about prospective returns on preferred securities, even if long-term interest rates increase modestly. First, yields on preferred securities are not perfectly correlated with Treasury yields, and yield spreads on preferred securities may provide some cushion against rising Treasury rates. Second, relatively high dividend income on preferred securities can turn modest principal losses into positive total returns over time.

Third, the Fund has made a sizable allocation to “fixed-to-floating rate” preferred securities over the past year. These issues pay a fixed-rate dividend initially and then reset at a margin over an index rate such as 3-month LIBOR. They typically yield a little less than pure fixed-rate issues, but they generally have much less interest-rate risk. That decision actually hurt the Fund’s performance in the first half of 2014, as interest rates fell, but we think it will pay off over coming years. As of May 31, 2014, the Fund’s allocation to fixed-to-floating rate preferred securities was 68.8%.

We continue to monitor and evaluate interest-rate-hedging strategies, but a steep yield curve makes them very expensive currently. For hedging to be profitable, interest rates need to rise by more than what is priced into the market, and that is a high hurdle currently. That is not to say that rates cannot increase by more than the market currently expects, but it does mean that rates have to rise a lot just to avoid losing money on a hedge—with the exception of a hedge on most of the Fund’s leverage. For now, we see better alternatives for managing the Fund’s interest-rate risk through selection of portfolio holdings of preferred securities.

U.S. Bank Credit Quality

Spurred by regulatory requirements enacted in the wake of the financial crisis, U.S. banks have dramatically improved their capital structures and risk profiles. They have simplified their businesses and reduced business risk. They are more liquid. And, they have sharply increased common equity capital. As a group, the ten largest U.S. commercial and investment banks by asset size have increased their average ratio of tangible common equity to tangible assets to 8.0%, an increase of 75%.3 While this is just one capital ratio, it’s an important one for investors in preferred securities, since common equity is the only form of

[3]	The banks sampled are: Bank of America Corp., BB&T Corp., Capital One Financial Corp., Citigroup Inc., Goldman Sachs Group Inc., JPMorgan Chase & Co., Morgan Stanley, PNC Financial Services Group, U.S. Bancorp and Wells Fargo & Company.

capital junior to preferred. We think higher levels of common equity capital and other efforts to improve bank safety and soundness offset most new regulatory risks faced by preferred securities.

You wouldn’t know that, however, by looking at agency ratings of preferred securities issued by these banks. From December 31, 2007 to May 31, 2014, the average preferred security rating of those ten large banks has fallen from A+ to BBB-, a five-notch decline. Many of these banks’ preferred stock, including Citigroup, Bank of America, Goldman Sachs, Morgan Stanley and Capital One, are rated below investment grade by each of the three major rating agencies.

Why have rating agencies imposed such large downgrades on these banks’ preferred securities? We think, in part, they were rated too high prior to the financial crisis and needed to come down. In addition, regulators today have resolution powers that they either did not have or were reluctant to use in the past; preferred ratings needed to reflect this increased risk of loss. However, it appears that the agencies are unimpressed by improvements in capital and business risk at these companies. We think the agencies have over-penalized these now much-stronger institutions. Flaherty & Crumrine’s internal ratings on these issuers were, on average, lower than the agencies’ prior to the crisis, and they are higher now.

Contingent-Convertible Securities (CoCos)—Europe’s Version of Bank Preferred Stock

In addition to preferred stock issued by U.S. banks, we also invest in other types of preferred securities issued by foreign banks. Over the past several years, banks in the United States and Europe have issued different types of preferred capital in response to changes in regulation since the financial crisis. While we haven’t yet purchased any of these newer forms of European preferreds, they are designed to provide similar capital support as U.S. preferred stock. As a result, we consider them to be part of a continuing evolution of the preferred market and ultimately could be suitable investments for the Fund.

In simple terms, bank holding companies have three primary forms of capital: common equity is most junior and absorbs losses first, debt is most senior and absorbs losses last, and preferred stock is in between. As investors in preferred securities, we know we are near the bottom of the capital stack and near the front of the line when it comes to absorbing losses. That’s why we are so focused on creditworthiness and common equity capital.

Under current U.S. bank capital regulations, non-common-equity Tier 1 capital, or “Additional Tier 1” (AT1) capital, is principally comprised of traditional, noncumulative perpetual preferred stock. In Europe (including the United Kingdom and Switzerland), AT1 capital comes in a different flavor: contingent convertible securities, or “CoCos.” These securities can convert to common equity, or in some cases be written off entirely, if an issuing bank falls below certain regulatory capital thresholds.

Although there are important differences among these securities, they perform the same role in the capital structures of issuing companies: absorbing losses, especially at the point when a bank faces failure—the so-called “point of non-viability.” CoCos get their name from the fact that they can be converted to equity under certain contingencies. A key trigger for conversion would be if a bank’s common equity Tier 1 capital (CET1) falls below a specified threshold. Each CoCo’s prospectus lays out what happens if a trigger is breached. They can be very complex, but generally fall into one of three types: (1) convert to common equity at a pre-specified price; (2) write-down with recovery rights; and (3) permanent write-down with no recovery rights.

If its conversion trigger were set high enough, a CoCo could provide a bank with “going-concern” capital; that is, it could convert to equity at a point when an issuer needs some incremental capital to remain healthy but is not at risk of failure. Most CoCos issued to date, however, have triggers (generally 5.125%

CET1) that are at or below regulatory minimums for those institutions. As “gone concern” capital, they are designed to absorb losses at a bank’s point of non-viability (i.e., when regulators would step in to liquidate the bank holding company), not to help it get back on its feet.

U.S. bank preferred stock performs a practically identical loss-absorption role as CoCos, and we see more similarities than differences in these securities. They both provide a little bit of going-concern loss-absorption in that dividends can be skipped. And they both provide a lot of gone-concern loss-absorption through equity conversion or cancellation—at a point when prospects for recovery are dim. These are risks we already evaluate when investing in U.S. bank preferred securities. CoCos add some new bells and whistles, but they are still preferreds to us.

At least for now, it is worth noting that U.S. banks are much closer to meeting fully phased-in CET1 requirements than most foreign banks. This means that currently there is more common equity supporting U.S. banks’ preferred stock than European banks’ CoCos. This is especially true when compared on a non-risk-weighted basis (so-called leverage ratio). Some might argue capital strength doesn’t matter at this favorable point in the credit cycle, but we think that would be a short-sighted approach to evaluating perpetual capital instruments.

The Fund currently has no investments in CoCos but we think of them as an extension of the preferred market. There are still many open questions on bank resolution authority and how regulators will exercise it. As we gain a better understanding of both foreign and U.S. bank resolution regimes and conversion/write-down terms and conditions, we may determine CoCos are suitable investments for the portfolio. One thing is certain: CoCos will be a growing part of the preferred securities market over coming years as European banks refinance older non-compliant issues and raise additional capital.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OVERVIEW

May 31, 2014 (Unaudited)

Fund Statistics

Net Asset Value	$24.66

Market Price	$22.90

Discount	7.14%

Yield on Market Price	8.38%

Common Stock Shares Outstanding	19,156,782

Moody’s Ratings	% of Net Assets†

A	2.2%

BBB	52.3%

BB	36.5%

Below “BB”	3.9%

Not Rated*	3.9%

Below Investment Grade**	27.2%

*	Does not include net other assets and liabilities of 1.2%.
**	Below investment grade by all of Moody’s, S&P, and Fitch.

Industry Categories	% of Net Assets†

Top 10 Holdings by Issuer	% of Net Assets†

Citigroup	4.8%

JPMorgan Chase	4.6%

Liberty Mutual Group	4.3%

MetLife	4.3%

PNC Financial Services Group	3.6%

Prudential Financial	3.4%

HSBC PLC	3.3%

Barclays Bank PLC	3.2%

Royal Bank of Scotland PLC	3.2%

Goldman Sachs Group	3.1%

% of Net Assets***†

Holdings Generating Qualified Dividend Income (QDI) for Individuals	55%

Holdings Generating Income Eligible for the Corporate Dividends Received Deduction (DRD)	37%

***	This does not reflect year-end results or actual tax categorization of Fund distributions. These percentages can, and do, change, perhaps significantly, depending on market conditions. Investors should consult their tax advisor regarding their personal situation.
†	Net Assets includes assets attributable to the use of leverage.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — 97.5%
	Banking — 50.1%
11,750	AgStar Financial Services ACA, 6.75% Pfd., 144A****	$11,969,578	*(1)
103,166	Astoria Financial Corp., 6.50% Pfd., Series C	2,540,463	*(1)
296,121	Banco Santander, 10.50% Pfd., Series 10	7,800,952	**(1)(2)
	Bank of America:
$10,000,000	Bank of America Corporation, 8.00%	11,331,160	*(1)
$5,455,000	Bank of America Corporation, 8.125%	6,221,242	*(1)
	Barclays Bank PLC:
$9,062,000	Barclays Bank PLC, 6.278%	9,607,976	**(1)(2)
60,000	Barclays Bank PLC, 7.10% Pfd.	1,533,000	**(2)
$8,972,000	Barclays Bank PLC, 7.434%, 144A****	10,362,660	**(1)(2)
27,807	Barclays Bank PLC, 8.125% Pfd., Series 5	716,586	**(1)(2)
44,933	BB&T Corporation, 5.625% Pfd., Series E	1,056,038	*
	Citigroup:
1,144,007	Citigroup, Inc., 6.875% Pfd., Series K	30,719,448	*(1)
86,912	Citigroup, Inc., 7.125% Pfd., Series J	2,403,986	*
3,450	CoBank ACB, 6.25% Pfd., 144A****	357,830	*
548,300	Fifth Third Bancorp, 6.625% Pfd., Series I	14,668,396	*(1)
33,550	First Niagara Financial Group, Inc., 8.625% Pfd.	960,620	*(1)
25,000	First Republic Bank, 6.20% Pfd.	630,470	*
	Goldman Sachs Group:
$1,170,000	Goldman Sachs, 5.70% 12/29/49, Series L	1,234,580	*
85,979	Goldman Sachs, 5.95% Pfd., Series I	2,050,814	*(1)
$11,892,000	Goldman Sachs Capital I, 6.345% 02/15/34	13,560,067	(1)
181,519	Goldman Sachs, 6.375% Pfd., Series K	4,704,972	*
	HSBC PLC:
$4,458,000	HSBC Capital Funding LP, 10.176%, 144A****	6,597,840	(1)(2)
70,800	HSBC Holdings PLC, 8.00% Pfd., Series 2	1,920,981	**(2)
$3,910,000	HSBC USA Capital Trust I, 7.808% 12/15/26, 144A****	3,973,537
$1,100,000	HSBC USA Capital Trust II, 8.38% 05/15/27, 144A****	1,114,082
343,800	HSBC USA, Inc., 6.50% Pfd., Series H	8,756,173	*
	ING Groep NV:
160,000	ING Groep NV, 6.375% Pfd.	4,051,200	**(1)(2)
38,082	ING Groep NV, 7.05% Pfd.	975,851	**(2)
3,201	ING Groep NV, 7.20% Pfd.	82,426	**(1)(2)
235,000	ING Groep NV, 7.375% Pfd.	6,086,500	**(1)(2)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Banking — (Continued)
	JPMorgan Chase:
$10,700,000	JPMorgan Chase & Company, 6.00%, Series R	$10,873,875	*(1)
$18,500,000	JPMorgan Chase & Company, 7.90%, Series I	20,951,250	*(1)
$14,022,000	Lloyds Banking Group PLC, 6.657%, 144A****	15,389,145	**(1)(2)
	M&T Bank Corporation:
$1,500,000	M&T Bank Corporation, 6.450%, Series E	1,593,750	*
$6,789,000	M&T Bank Corporation, 6.875%, Series D, 144A****	6,872,444	*
	Morgan Stanley:
39,002	Morgan Stanley Capital Trust IV, 6.25% Pfd.	994,551	(1)
$1,500,000	Morgan Stanley, 5.45%, Series H	1,554,375	*
510,480	Morgan Stanley, 6.875%, Pfd., Series F	13,961,628	*(1)
91,200	Morgan Stanley, 7.125%, Pfd., Series E	2,558,388	*
	PNC Financial Services:
451,824	PNC Financial Services Group, Inc., 6.125% Pfd., Series P	12,259,115	*(1)
$11,748,000	PNC Financial Services Group, Inc., 6.75%	13,011,450	*(1)
$8,625,000	RaboBank Nederland, 11.00%, 144A****	11,590,275	(1)(2)
175,000	Regions Financial Corporation, 6.375%, Pfd., Series B	4,462,500	*
	Royal Bank of Scotland:
$4,825,000	RBS Capital Trust II, 6.425%	5,066,250	**(1)(2)
13,000	Royal Bank of Scotland Group PLC, 6.60% Pfd., Series S	318,500	**(2)
647,500	Royal Bank of Scotland Group PLC, 7.25% Pfd., Series T	16,511,250	**(1)(2)
288,008	SunTrust Banks, Inc., 5.875% Pfd.	6,886,991	*
110,000	US Bancorp, 6.50% Pfd., Series F	3,184,764	*(1)
$18,000,000	Wells Fargo & Company, 7.98%, Series K	20,587,500	*(1)
$10,000,000	Zions Bancorporation, 7.20%, Series J	10,550,000	*

		347,167,429

	Financial Services — 1.7%
$5,600,000	Charles Schwab Corporation, 7.00%	6,580,000	*(1)
	Deutsche Bank:
89,000	Deutsche Bank Contingent Capital Trust III, 7.60% Pfd.	2,463,743	**(1)(2)
8,103	Deutsche Bank Contingent Capital Trust V, 8.05% Pfd.	231,746	**(1)(2)
$2,000,000	General Electric Capital Corp., 7.125%, Series A	2,363,706	*(1)
	HSBC PLC:
8,500	HSBC Finance Corporation, 6.36% Pfd., Series B	213,286	*

		11,852,481

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Insurance — 31.3%
	American International Group:
$4,000,000	AIG Life Holdings, Inc., 7.57%, 144A****	$5,160,000	(1)
$7,100,000	AIG Life Holdings, Inc., 8.125%, 144A****	9,496,250	(1)
$5,000,000	American International Group, Inc., 8.175% 05/15/58	6,787,500	(1)
$1,010,000	Aon Corporation, 8.205% 01/01/27	1,304,428
322,480	Arch Capital Group, Ltd., 6.75% Pfd., Series C	8,433,658	**(1)(2)
	AXA SA:
$6,550,000	AXA SA, 6.379%, 144A****	7,131,312	**(1)(2)
$8,950,000	AXA SA, 8.60% 12/15/30	12,018,651	(1)(2)
	Axis Capital Holdings:
4,300	Axis Capital Holdings Ltd., 5.50% Pfd., Series D	96,116	**(2)
606,952	Axis Capital Holdings Ltd., 6.875% Pfd., Series C	15,879,382	**(1)(2)
6,000	Delphi Financial Group, 7.376% Pfd. 05/15/37	147,000
41,000	Endurance Specialty Holdings, 7.50% Pfd., Series B	1,091,933	**(2)
$988,000	Everest Re Holdings, 6.60% 05/15/37	1,038,635	(1)
	Liberty Mutual Group:
$17,950,000	Liberty Mutual Group, 7.80% 03/15/37, 144A****	21,270,750	(1)
$5,520,000	Liberty Mutual Group, 10.75% 06/15/58, 144A****	8,528,400	(1)
$12,500,000	Lincoln National Corporation, 7.00% 05/17/66	13,062,500	(1)
	MetLife:
$3,759,000	MetLife, Inc., 10.75% 08/01/39	5,882,835	(1)
$17,200,000	MetLife Capital Trust X, 9.25% 04/08/38, 144A****	23,650,000	(1)
	PartnerRe:
20,486	PartnerRe Ltd., 5.875%, Pfd., Series F	494,122	**(2)
37,556	PartnerRe Ltd., 6.50% Pfd., Series D	948,289	**(2)
71,237	PartnerRe Ltd., 7.25% Pfd., Series E	1,944,058	**(2)
631,500	Principal Financial Group, 6.518% Pfd., Series B	16,359,828	*
	Prudential Financial:
$5,574,000	Prudential Financial, Inc., 5.625% 06/15/43	5,894,505	(1)
$6,375,000	Prudential Financial, Inc., 5.875% 09/15/42	6,837,188	(1)
$9,070,000	Prudential Financial, Inc., 8.875% 06/15/38	11,156,100	(1)
	QBE Insurance:
$8,000,000	QBE Capital Funding III Ltd., 7.25% 05/24/41, 144A****	8,621,832	(1)(2)
288,323	W.R. Berkley Corporation, 5.625% Pfd.	6,568,373
	XL Group PLC:
$17,080,000	XL Capital Ltd., 6.50%, Series E	17,015,950	(1)(2)

		216,819,595

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Utilities — 5.0%
	Commonwealth Edison:
$2,000,000	COMED Financing III, 6.35% 03/15/33	$2,010,000
25,000	Entergy Louisiana, Inc., 6.95% Pfd.	2,503,908	*
116,000	Integrys Energy Group, Inc., 6.00% Pfd.	3,034,850
	PPL Corp:
$19,500,000	PPL Capital Funding, Inc., 6.70% 03/30/67, Series A	19,634,336	(1)
$5,500,000	Puget Sound Energy, Inc., 6.974% 06/01/67	5,752,758
$2,000,000	Southern California Edison Co., 6.25%, Series E	2,164,662	*

		35,100,514

	Energy — 2.6%
$9,780,000	DCP Midstream LLC, 5.85% 05/21/43, 144A****	9,291,000	(1)
$4,000,000	Enbridge Energy Partners LP, 8.05% 10/01/37	4,551,000	(1)
$3,675,000	Enterprise Products Partners, 7.034% 01/15/68, Series B	4,169,898	(1)

		18,011,898

	Real Estate Investment Trust (REIT) — 6.8%
425,148	Alexandria Real Estate, 6.45% Pfd., Series E	10,766,873
99,100	CommonWealth REIT, 7.25% Pfd., Series E	2,548,109
	Duke Realty Corp.:
100,000	Duke Realty Corp, 6.50% Pfd., Series K	2,504,250
234,877	Duke Realty Corp, 6.60% Pfd., Series L	5,886,605
	Kimco Realty Corporation:
18,500	Kimco Realty Corporation, 5.50% Pfd., Series J	424,945
5,000	Kimco Realty Corporation, 5.625% Pfd., Series K	116,719
47,308	Kimco Realty Corporation, 6.00% Pfd., Series I	1,184,238
116,006	Kimco Realty Corporation, 6.90% Pfd., Series H	3,027,757	(1)
	National Retail Properties:
45,300	National Retail Properties, Inc., 5.70% Pfd., Series E	1,055,150
27,879	National Retail Properties, Inc., 6.625% Pfd., Series D	710,045
	PS Business Parks:
23,808	PS Business Parks, Inc., 5.70% Pfd., Series V	560,024
20,867	PS Business Parks, Inc., 5.75%, Pfd., Series U	488,914
487,476	PS Business Parks, Inc., 6.00% Pfd., Series T	11,879,790	(1)
97,606	PS Business Parks, Inc., 6.45% Pfd., Series S	2,491,149	(1)
12,180	PS Business Parks, Inc., 6.875% Pfd., Series R	313,879	(1)

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Preferred Securities — (Continued)
	Real Estate Investment Trust (REIT) — (Continued)
112,614	Public Storage, 6.35% Pfd., Series R	$2,922,615
7,035	Regency Centers Corp, 6.625% Pfd., Series 6	181,239
8,313	Weingarten Realty Investors, 6.50% Pfd., Series F	211,337	(1)

		47,273,638

	Total Preferred Securities (Cost $656,705,192)	676,225,555

Corporate Debt Securities — 1.3%
	Banking — 0.9%
$700,000	Regions Financial Corporation, 7.375% 12/10/37, Sub Notes	891,953
112,876	Texas Capital Bancshares Inc., 6.50% 09/21/42, Sub Notes	2,776,050	(1)
100,000	Zions Bancorporation, 6.95% 09/15/28, Sub Notes	2,691,250

		6,359,253

	Financial Services — 0.2%
39,267	Affiliated Managers Group, Inc., 6.375% 08/15/42	1,005,333	(1)

		1,005,333

	Communication — 0.2%
63,200	Qwest Corporation, 7.375% 06/01/51	1,660,978

		1,660,978

	Total Corporate Debt Securities (Cost $8,626,680)	9,025,564

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

PORTFOLIO OF INVESTMENTS (Continued)

May 31, 2014 (Unaudited)

Shares/$ Par		Value

Money Market Fund — 0.3%
	BlackRock Liquidity Funds:
1,895,917	T-Fund, Institutional Class	$1,895,917

	Total Money Market Fund (Cost $1,895,917)	1,895,917

Total Investments (Cost $667,227,789***)	99.1%	687,147,036

Other Assets And Liabilities (Net)	0.9%	6,259,554

Total Managed Assets	100.0%‡	$693,406,590

Loan Principal Balance		(221,000,000)

Total Net Assets Available To Common Stock		$472,406,590

*	Securities eligible for the Dividends Received Deduction and distributing Qualified Dividend Income.
**	Securities distributing Qualified Dividend Income only.
***	Aggregate cost of securities held.
****	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2014, these securities amounted to $161,376,935 or 23.3% of total managed assets.
(1)	All or a portion of this security is pledged as collateral for the Fund’s loan. The total value of such securities was $397,906,638 at May 31, 2014.
(2)	Foreign Issuer.
‡	The percentage shown for each investment category is the total value of that category as a percentage of total managed assets.

ABBREVIATIONS:
Pfd.	—	Preferred Securities
REIT	—	Real Estate Investment Trust

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2014 (Unaudited)

ASSETS:
Investments at value (Cost $667,227,789)		$687,147,036
Receivable for investments sold		703,247
Dividends and interest receivable		7,257,215
Prepaid expenses		97,499

Total Assets		695,204,997

LIABILITIES:
Loan Payable	$221,000,000
Payable for investments purchased	1,256,633
Dividends payable to Common Stock Shareholders	48,568
Investment advisory fees payable	305,348
Administration, Transfer Agent and Custodian fees payable	57,925
Servicing Agent fees payable	47,185
Professional fees payable	37,386
Directors’ fees payable	113
Accrued expenses and other payables	45,249

Total Liabilities		222,798,407

NET ASSETS AVAILABLE TO COMMON STOCK		$472,406,590

NET ASSETS AVAILABLE TO COMMON STOCK consist of:
Distributions in excess of net investment income		$(2,306,945)
Accumulated net realized loss on investments sold		(1,648,927)
Unrealized appreciation of investments		19,919,247
Par value of Common Stock		191,568
Paid-in capital in excess of par value of Common Stock		456,251,647

Total Net Assets Available to Common Stock		$472,406,590

NET ASSET VALUE PER SHARE OF COMMON STOCK:
Common Stock (19,156,782 shares outstanding)		$24.66

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF OPERATIONS

For the Six Months Ended May 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends†		$8,186,358
Interest		11,980,292

Total Investment Income		20,166,650

EXPENSES:
Investment advisory fees	$1,744,639
Servicing Agent fees	268,008
Administrator’s fees	193,534
Professional fees	57,694
Insurance expenses	53,790
Transfer Agent fees	13,550
Directors’ fees	35,490
Custodian fees	30,659
Compliance fees	18,200
Interest expenses	1,299,551
Other	56,050

Total Expenses		3,771,165

NET INVESTMENT INCOME		16,395,485

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments sold during the period		1,006,404
Change in net unrealized appreciation/(depreciation) of investments		38,642,347

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS		39,648,751

NET INCREASE IN NET ASSETS TO COMMON STOCK RESULTING FROM OPERATIONS		$56,044,236

†	For Federal income tax purposes, a significant portion of this amount may not qualify for the inter-corporate dividends received deduction (“DRD”) or as qualified dividend income (“QDI”) for individuals.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENTS OF CHANGES IN NET ASSETS AVAILABLE TO COMMON STOCK

	Six Months Ended May 31, 2014 (Unaudited)	For the Period from May 29, 2013* through November 30, 2013
OPERATIONS:
Net investment income	$16,395,485	$13,832,261
Net realized gain/(loss) on investments sold during the period	1,006,404	(828,185)
Change in net unrealized appreciation/(depreciation) of investments	38,642,347	(18,723,100)

Net increase/(decrease) in net assets resulting from operations	56,044,236	(5,719,024)

DISTRIBUTIONS:
Dividends paid from net investment income to Common Stock Shareholders(1)	(19,386,663)	(14,942,290)

Total Distributions to Common Stock Shareholders	(19,386,663)	(14,942,290)

FUND SHARE TRANSACTIONS:
Increase from Common Stock transaction	—	457,267,943
Decrease due to Cost of Common Stock Offering	—	(957,629)

Net increase in net assets available to Common Stock resulting from Fund share transactions	—	456,310,314

NET INCREASE IN NET ASSETS AVAILABLE TO
COMMON STOCK FOR THE PERIOD	$36,657,573	$435,649,000

NET ASSETS AVAILABLE TO COMMON STOCK:
Beginning of period	$435,749,017	$100,017
Net increase in net assets during the period	36,657,573	435,649,000

End of period (including undistributed (distributions in excess of) net investment income of $(2,306,945) and $684,233, respectively)	$472,406,590	$435,749,017

*	Commencement of operations.
(1)	May include income earned, but not paid out, in prior fiscal year

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

STATEMENT OF CASH FLOWS

For the Six Months Ended May 31, 2014 (Unaudited)

INCREASE/(DECREASE) IN CASH

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$56,044,236

ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Purchase of investment securities	(83,946,249)
Proceeds from disposition of investment securities	79,702,986
Net sales of short-term investment securities	3,465,907
Decrease in dividends and interest receivable	1,193,228
Increase in receivable for investments sold	(703,247)
Increase in prepaid expenses	(48,733)
Net amortization/(accretion) of premium/(discount)	2,179,310
Increase in payable for investments purchased	1,107,233
Increase in payables to related parties	69,785
Decrease in accrued expenses and other liabilities	(74,976)
Change in net unrealized (appreciation)/depreciation on securities	(38,642,347)
Net realized gain from investments sold	(1,006,404)

Net cash provided by operating activities	19,340,729

CASH FLOWS FROM FINANCING ACTIVITIES:
Dividends paid (net of change in dividends payable) to common stock shareholders from net investment income	(19,340,729)

Net cash used in financing activities	(19,340,729)

Net increase/(decrease) in cash	—

CASH:
Beginning of the period	—

End of the period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid during the period	$1,302,275
Increase in dividends payable to common stock shareholders	45,934

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS

For a Common Stock share outstanding throughout each period

Contained below is per share operating performance data, total investment returns, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements and market price data for the Fund’s shares.

	Six Months Ended May 31, 2014 (Unaudited)		For the period from May 29, 2013(1) through November 30, 2013
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$22.75		$23.83	(2)

INVESTMENT OPERATIONS:
Net investment income	0.86		0.72
Net realized and unrealized gain/(loss) on investments	2.06		(1.02)

Total from investment operations	2.92		(0.30)

DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS:
From net investment income	(1.01)		(0.78)

Total distributions to Common Stock Shareholders	(1.01)		(0.78)

Net asset value, end of period	$24.66		$22.75

Market value, end of period	$22.90		$19.89
Total investment return based on net asset value*	13.50	%***	(0.93	%)(3)***
Total investment return based on market value*	20.56	%***	(17.44	%)(3)***
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
Total net assets, end of period (in 000’s)	$472,407		$435,749
Operating expenses including interest expense(4)	1.69	%**	1.47	%**
Operating expenses excluding interest expense	1.11	%**	1.06	%**
Net investment income†	7.33	%**	6.29	%**
SUPPLEMENTAL DATA:††
Portfolio turnover rate	12	%***	10	%***
Total managed assets, end of period (in 000’s)	$693,407		$656,749
Ratio of operating expenses including interest expense(4)	1.13	%**	1.07	%**
Ratio of operating expenses excluding interest expense	0.74	%**	0.77	%**

*	Assumes reinvestment of distributions at the price obtained by the Fund’s Dividend Reinvestment and Cash Purchase Plan.
**	Annualized.
***	Not Annualized.
†	The net investment income ratios reflect income net of operating expenses, including interest expense.
††	Information presented under heading Supplemental Data includes loan principal balance.
(1)	Commencement of operations.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $1.125 per share and offering costs of $0.05 per share paid by the shareholder from the $25.00 offering price.
(3)

Total return on net asset value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) less the sales load of $1.125 and offering costs of $0.05 and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $25.00 on the inception date of trading (May 29, 2013) and the sale at the current market price on the last day of the period. Total return on net asset value and total return on market value are not computed on an annualized basis.

(4)	See Note 8.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

FINANCIAL HIGHLIGHTS (Unaudited) (Continued)

Per Share of Common Stock

	Total Dividends Paid	Net Asset Value	NYSE Closing Price	Dividend Reinvestment Price(1)
December 31, 2013	$0.2120	$22.46	$20.53	$20.49
January 31, 2014	0.1600	22.95	20.90	20.86
February 28, 2014	0.1600	23.47	21.91	21.92
March 31, 2014	0.1600	23.72	21.72	21.75
April 30, 2014	0.1600	24.23	22.76	22.84
May 30, 2014	0.1600	24.66	22.90	22.93

(1)

Whenever the net asset value per share of the Fund’s Common Stock is less than or equal to the market price per share on the reinvestment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of Common Stock will be purchased in the open market.

Senior Securities

	05/31/14*	11/30/2013
Total Debt Outstanding, End of Period (000s)(1)	$221,000	$221,000
Asset Coverage per $1,000 of Debt(2)	$3,138	$2,972

(1)	See Note 8.
(2)	Calculated by subtracting the Fund’s total liabilities (excluding the loan) from the Fund’s total assets and dividing that amount by the loan outstanding in 000’s.
*	Unaudited.

The accompanying notes are an integral part of the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Organization

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated (the “Fund”) was incorporated as a Maryland corporation on October 10, 2012, and commenced operations on May 29, 2013 as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, with an emphasis on high current income.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Portfolio valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s Administrator daily in accordance with the policies and procedures approved by the Board of Directors of the Fund. It is determined by dividing the value of the Fund’s net assets available to Common Stock by the number of shares of Common Stock outstanding. The value of the Fund’s net assets available to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of any outstanding preferred stock.

The Fund’s preferred and debt securities are valued on the basis of current market quotations provided by independent pricing services or dealers approved by the Board of Directors of the Fund. Each quotation is based on the mean of the bid and asked prices of a security. In determining the value of a particular preferred or debt security, a pricing service or dealer may use information with respect to transactions in such investments, quotations, market transactions in comparable investments, various relationships observed in the market between investments, and/or calculated yield measures based on valuation technology commonly employed in the market for such investments. Common stocks that are traded on stock exchanges are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available mean price. Futures contracts and option contracts on futures contracts are valued on the basis of the settlement price for such contracts on the primary exchange on which they trade. Investments in over-the-counter derivative instruments, such as interest rate swaps and options thereon (“swaptions”), are valued using prices supplied by a pricing service, or if such prices are unavailable, prices provided by a single broker or dealer that is not the counterparty or, if no such prices are available, at a price at which the counterparty to the contract would repurchase the instrument or terminate the contract. Investments for which market quotations are not readily available or for which management determines that the prices are not reflective of current market conditions are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are comparable in quality, maturity and type.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Investments in money market instruments and all debt and preferred securities which mature in 60 days or less are valued at amortized cost. Investments in money market funds are valued at the net asset value of such funds.

Fair Value Measurements: The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

•	Level 1 –	quoted prices in active markets for identical securities

•	Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. A summary of the inputs used to value the Fund’s investments as of May 31, 2014 is as follows:

	Total Value at May 31, 2014	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Preferred Securities
Banking	$347,167,429	$269,104,957	$78,062,472	$—
Financial Services	11,852,481	11,852,481	—	—
Insurance	216,819,595	160,745,387	56,074,208	—
Utilities	35,100,514	22,669,186	12,431,328	—
Energy	18,011,898	4,551,000	13,460,898	—
Real Estate Investment Trust (REIT)	47,273,638	47,273,638	—	—
Corporate Debt Securities
Banking	6,359,253	5,467,300	891,953	—
Financial Services	1,005,333	1,005,333	—	—
Communication	1,660,978	1,660,978	—	—
Money Market Fund	1,895,917	1,895,917	—	—

Total Investments	$687,147,036	$526,226,177	$160,920,859	$—

During the reporting period, securities with an aggregate market value of $28,058,250 were transferred into Level 1 from Level 2. During the reporting period, there were no transfers into Level 2 from Level 1. During the reporting period, there were no transfers into or out of Level 3.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The fair values of the Fund’s investments are generally based on market information and quotes received from brokers or independent pricing services—approved by the Board and unaffiliated with the Adviser. To assess the continuing appropriateness of security valuations, management, in consultation with the Adviser, regularly compares current prices to prior prices, prices across comparable securities, actual sale prices for securities in the Fund’s portfolio, and market information obtained by the Adviser as a function of being an active participant in the markets.

Securities with quotes that are based on actual trades or actionable bids and offers with a sufficient level of activity on or near the measurement date are classified as Level 1. Securities that are priced using quotes derived from implied values, indicative bids and offers, or a limited number of actual trades—or the same information for securities that are similar in many respects to those being valued—are classified as Level 2. If market information is not available for securities being valued, or materially-comparable securities, then those securities are classified as Level 3. In considering market information, management evaluates changes in liquidity, willingness of a broker to execute at the quoted price, the depth and consistency of prices from pricing services, and the existence of observable trades in the market.

Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the specific identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded on the accrual basis. The Fund also amortizes premiums and accretes discounts on fixed income securities using the effective yield method.

Options: Purchases of options are recorded as an investment, the value of which is marked-to-market at each valuation date. When the Fund enters into a closing sale transaction, the Fund will record a gain or loss depending on the difference between the purchase and sale price.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market at each valuation date. When a written option expires, the Fund realizes a gain equal to the amount of the premium originally received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the amount of the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise.

Repurchase agreements: The Fund may engage in repurchase agreement transactions. The Adviser reviews and approves the eligibility of the banks and dealers with which the Fund may enter into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral through its custodian and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Federal income taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under subchapter M of the Internal Revenue Code of 1986, as amended,

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

applicable to regulated investment companies and intends to distribute substantially all of its taxable net investment income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (November 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s major tax jurisdictions are federal and California. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Dividends and distributions to shareholders: The Fund expects to declare dividends on a monthly basis to shareholders of Common Stock (“Shareholders”). Distributions to Shareholders are recorded on the ex-dividend date. Any net realized short-term capital gains will be distributed to Shareholders at least annually. Any net realized long-term capital gains may be distributed to Shareholders at least annually or may be retained by the Fund as determined by the Fund’s Board of Directors. Capital gains retained by the Fund are subject to tax at the capital gains corporate tax rate. Subject to the Fund qualifying as a regulated investment company, any taxes paid by the Fund on such net realized long-term capital gains may be used by the Fund’s Shareholders as a credit against their own tax liabilities. The Fund may pay distributions in excess of the Fund’s net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund’s assets.

Income and capital gain distributions are determined and characterized in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to (1) differing treatments of income and gains on various investment securities held by the Fund, including timing differences, (2) the attribution of expenses against certain components of taxable investment income, and (3) federal regulations requiring proportionate allocation of income and gains to all classes of shareholders.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes, and may exclude amortization of premium and discount on certain fixed income securities, which are not reflected in ordinary income for tax purposes. The tax character of distributions paid during 2014 and 2013 were as follows:

	Distributions paid in fiscal year 2014		Distributions paid in fiscal year 2013
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains

Common Stock	N/A	N/A	$14,942,290	$0

As of November 30, 2013, the components of distributable earnings (i.e., ordinary income and capital gain/loss) available to Shareholders, on a tax basis, were as follows:

Capital (Loss) Carryforward	Undistributed Ordinary Income	Undistributed Long-Term Gain	Net Unrealized Appreciation/(Depreciation)

$(1,122,554)	$1,276,248	$0	$(20,455,496)

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

The composition of the Fund’s accumulated realized capital losses is indicated below. These losses may be carried forward and offset against future capital gains through the dates listed below.

No Expiration Short Term	No Expiration Long Term	Total

$1,122,554	$0	$1,122,554

Excise tax: The Internal Revenue Code of 1986, as amended, imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year at least (1) 98% of the sum of its net investment income for that year and 98.2% of its capital gains (both long-term and short term) for its fiscal year and (2) certain undistributed amounts from previous years. The Fund paid $909 of federal excise taxes attributable to calendar year 2013 in March 2014.

3.	Derivative Instruments

The Fund intends to use derivatives primarily to economically hedge against risks in the portfolio, namely interest rate risk and credit risk. The Fund may use options on treasury futures contracts for the purpose of economically hedging against a significant increase in long-term interest rates. If the strategy is employed, the Fund would purchase put options on treasury futures contracts that would increase in value if long-term interest rates increased significantly, offsetting some of the related decline in portfolio asset values. The Fund may also purchase and write call options on treasury futures contracts to supplement the put option strategy and also to reduce the overall cost of the interest rate hedge (by earning premiums from the net sale of call options).

The Fund has the authority to use other derivatives for hedging or to increase expected return, but has not employed any of these derivatives to-date and does not anticipate broad use of these derivatives in the near future (although this may change without advance notice). Other approved derivatives strategies include: buying and selling credit default swaps, interest rate swaps and options thereon (swaptions), and options on securities. Accounting policies for specific derivatives, including the location of these items in the financial statements, are included in Note 2 as appropriate. No assurance can be given that such use of derivatives will achieve their desired purposes or, in the case of hedging, will result in an overall reduction of risk to the Fund.

The Fund did not use any derivatives during the six months ended May 31, 2014 and the fiscal year ended November 30, 2013.

Options on Financial Futures Contracts: When the interest rate hedging strategy is employed, the Fund intends to use options on financial futures contracts in much the same way as described above. The risk associated with purchasing options, and therefore the maximum loss the Fund would incur, is limited to the purchase price originally paid. The risk in writing a call option is that the Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

4.	Investment Advisory Fee, Servicing Agent Fee, Administration Fee, Transfer Agent Fee, Custodian Fee, Directors’ Fees and Chief Compliance Officer Fee

Flaherty & Crumrine Incorporated (the “Adviser”) serves as the Fund’s investment adviser. The Fund pays the Adviser a monthly fee at an annual rate of 0.575% of the Fund’s average daily managed assets up to $200 million and 0.50% of the Fund’s average daily managed assets of $200 million or more. For purposes of calculating such a fee “managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund.

Destra Capital Investments LLC (the “Servicing Agent”) serves as the Fund’s shareholder servicing agent. As compensation for its services, the Fund pays the Servicing Agent a fee computed and paid monthly at the annual rate of 0.12% of the Fund’s Average Net Assets through the first year of the Fund’s agreement with the Servicing Agent and 0.10% of the Fund’s Average Net Assets for the remainder of the term of the agreement. For these purposes, “Average Net Assets” are the average daily net assets available to the Fund’s common shareholders.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as the Fund’s administrator (the “Administrator”). As Administrator, BNY Mellon calculates the net asset value of the Fund’s shares attributable to Common Stock and generally assists in all aspects of the Fund’s administration and operation. As compensation for BNY Mellon’s services as Administrator, the Fund pays BNY Mellon a monthly fee at an annual rate of 0.10% of the first $200 million of the Fund’s average daily total managed assets, 0.04% of the next $300 million of the Fund’s average daily total managed assets, 0.03% of the next $500 million of the Fund’s average daily total managed assets and 0.02% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

BNY Mellon also serves as the Fund’s Common Stock dividend-paying agent and registrar (the “Transfer Agent”). As compensation for BNY Mellon’s services as Transfer Agent, the Fund pays BNY Mellon a monthly fee in the amount of $1,500, plus certain out of pocket expenses.

The Bank of New York Mellon (the “Custodian”) serves as the Fund’s Custodian. As compensation for the Custodian’s services as custodian, the Fund pays the Custodian a monthly fee at the annual rate of 0.01% of the first $200 million of the Fund’s average daily total managed assets, 0.008% of the next $300 million of the Fund’s average daily total managed assets, 0.006% of the next $500 million of the Fund’s average daily total managed assets, and 0.005% of the Fund’s average daily total managed assets above $1 billion. For purposes of calculating such fee, the Fund’s total managed assets means the total assets of the Fund (including any assets attributable to any Fund auction rate preferred stock that may be outstanding or otherwise attributable to the use of leverage) minus the sum of accrued liabilities (other than debt, if any, representing financial leverage).

The Fund pays each Director who is not a director, officer or employee of the Adviser a fee of $9,000 per annum, plus $750 for each in-person meeting of the Board of Directors or Audit Committee, $500 for each in-person meeting of the Nominating Committee attended, and $250 for each telephone meeting

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

attended. The Audit Committee Chairman receives an additional annual fee of $3,000. The Fund also reimburses all Directors for travel and out-of-pocket expenses incurred in connection with such meetings.

The Fund pays the Adviser a fee of $35,000 per annum for Chief Compliance Officer services and reimburses out-of-pocket expenses incurred in connection with providing services in this role.

5.	Purchases and Sales of Securities

For the six months ended May 31, 2014, the cost of purchases and proceeds from sales of securities, excluding short-term investments, aggregated $83,946,249 and $79,702,986, respectively.

At May 31, 2014, the aggregate cost of securities for federal income tax purposes was $668,960,185, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $22,175,200 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $3,988,349.

6.	Common Stock

At May 31, 2014, 240,000,000 shares of $0.01 par value Common Stock were authorized. At May 31, 2014, there were 19,156,782 shares of Common Stock issued and outstanding.

Organization Expenses and Costs of the Common Stock Offering: Organization expenses relating to organizing the Fund of $86,350 have been paid by the Adviser. Costs of the Common Stock offering were estimated to be approximately $957,629. The Adviser has also agreed to pay offering costs (excluding sales charges) that exceed $0.05 per share. Costs of the Common Stock offering up to $0.05 per share and sales charges will be borne by the Fund and its shareholders and are accounted for as a reduction to paid-in capital. Based on the initial offering of 18,000,000 shares, and the subsequent offering of 1,152,584 shares through exercise of the underwriter’s over-allotment option in connection with the initial offering, $957,629 of the offering costs will be borne by the Fund.

Common Stock transactions were as follows:

Six Months Ended 05/31/14
	Shares	Amount
Shares issued under the Dividend Reinvestment and Cash Purchase Plan	—	$—

	Year Ended 11/30/13 (Fund Inception to Date)
	Shares	Gross Amount	Sales Load	Net Amount
Beginning Capitalization	4,198	$100,017	$—	$100,017
Initial Public Offering on 05/29/13	18,000,000	450,000,000	20,250,000	429,750,000
Shares offered through exercise of Underwriters over-allotment option on 07/08/13	1,152,584	28,814,600	1,296,657	27,517,943

Total	19,156,782	$478,914,617	$21,546,657	$457,367,960

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

7.	Preferred Stock

The Fund has the authority to issue 10,000,000 shares of $0.01 par value preferred stock. The Fund does not currently have any issued and outstanding shares of preferred stock.

8.	Committed Financing Agreement

The Fund has entered into a committed financing agreement (“Financing Agreement”) with BNP Paribas Prime Brokerage International, Ltd. that allows the Fund to borrow on a secured basis, which the Fund uses in the normal course of business as financial leverage. Such leveraging tends to magnify both the risks and opportunities to Shareholders. As of May 31, 2014, the committed amount, and amount borrowed, under the Financing Agreement was $221 million.

The lender charges an annualized rate of 0.65% on the undrawn (committed) balance, and three-month LIBOR (reset quarterly) plus 0.75% on the drawn (borrowed) balance. Effective December 13, 2013, the Fund fixed the cost on $205 million of the leverage balance at a rate of 1.19% for a period of two years. The remaining leverage balance (and any increase in leverage balance) will continue to be at a variable rate. For the six months ended May 31, 2014, the daily weighted average annualized interest rate on the drawn balance was 1.162% and the average daily loan balance was $221,000,000. LIBOR rates may vary in a manner unrelated to the income received on the Fund’s assets, which could have either a beneficial or detrimental impact on net investment income and gains available to Shareholders.

The Fund is required to meet certain asset coverage requirements under the Financing Agreement and under the 1940 Act. In accordance with the asset coverage requirements, at least two-thirds of the Fund’s assets are expected to be pledged as collateral assuming the full committed amount is drawn. Securities pledged as collateral are identified in the portfolio of investments. If the Fund fails to meet these requirements, or maintain other financial covenants required under the Financing Agreement, the Fund may be required to repay immediately, in part or in full, the amount borrowed under the Financing Agreement. Additionally, failure to meet the foregoing requirements or covenants could restrict the Fund’s ability to pay dividends to Shareholders and could necessitate sales of portfolio securities at inopportune times. The Financing Agreement has no stated maturity, but may be terminated by either party without cause with six months’ advance notice.

Under the terms of the Financing Agreement, the lender has the ability to borrow a portion of the securities pledged as collateral against the loan (“Rehypothecated Securities”), subject to certain limits. In connection with any Rehypothecated Securities, the Fund receives a fee from the lender equal to the greater of (x) 0.05% of the value of the Rehypothecated Securities and (y) 70% of the net securities lending income. The Fund may recall any Rehypothecated Security at any time and the lender is required to return the security in a timely fashion. In the event the lender does not return the security, the Fund will have the right to, among other things, apply and set off an amount equal to 100% of the then-current fair market value of such Rehypothecated Securities against any loan amounts owed to the lender under the Financing Agreement. Rehypothecated Securities are marked-to-market daily and adjusted as necessary so the value of all Rehypothecated Securities does not exceed 100% of the loan amount under the Financing Agreement. The Fund will continue to earn and receive all dividends, interest, and other distributions on Rehypothecated

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Securities. Rehypothecated Securities are identified in the Portfolio of Investments listing and fees earned from rehypothecation are included in the Statement of Operations.

9.	Portfolio Investments, Concentration and Investment Quality

Under normal market conditions, the Fund invests at least 80% of its “managed assets” in a portfolio of preferred and other income-producing securities issued by U.S. and non-U.S. companies, including traditional preferred stock, hybrid and trust preferred securities that have characteristics of both equity and debt securities, convertible securities, subordinated debt, and senior debt. “Managed assets” means the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred stock issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. Also, under normal market conditions, the Fund will invest more than 25% of its total assets in the financials sector, which for this purpose is comprised of the bank, thrifts & mortgage finance, diversified financial services, finance, consumer finance, capital markets, asset management & custody, investment banking & brokerage, insurance, insurance brokers, and real estate investment trust (“REIT”) industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries. The Fund’s portfolio may therefore be subject to greater risk and market fluctuation than a portfolio of securities representing a broader range of investment alternatives.

The Fund will invest at least 80% of its managed assets in (a) investment grade quality securities or (b) below investment grade quality securities of companies with investment grade senior unsecured debt outstanding, in either case determined at the time of purchase. Consequently, the Fund may invest up to 20% of its managed assets in securities of companies with below investment grade quality senior unsecured debt outstanding. In addition, the Fund may invest in unrated securities that the Fund’s investment adviser deems to be comparable in quality to rated issues in which the Fund is authorized to invest.

The Fund may invest up to 15% of its managed assets in common stocks, and up to 100% of its managed assets in securities of non-U.S. companies. Investments may include U.S. dollar-denominated securities and non-U.S. dollar-denominated securities issued by companies organized or headquartered in foreign countries and/or doing significant business outside the United States.

The Fund may employ certain investment techniques in accordance with its fundamental investment policies. These may include the use of when-issued and delayed delivery transactions. Securities purchased or sold on a when-issued or delayed delivery basis may be settled within 45 days after the date of the transaction. The Fund may also enter into transactions, in accordance with its investment policies, involving short sales of securities and purchases of securities on margin. Such transactions may expose the Fund to credit and market valuation risk greater than that associated with regular trade settlement procedures.

10.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited)

Dividend Reinvestment and Cash Purchase Plan

Under the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”), a shareholder whose Common Stock is registered in his or her own name will have all distributions reinvested automatically by BNY Mellon as agent under the Plan, unless the shareholder elects to receive cash. Registered shareholders may elect to receive cash by contacting BNY Mellon at the number provided below. If shares are registered in the name of a broker-dealer or other nominee (that is, in “street name”) and the broker or nominee participates in the Plan, distributions may be reinvested by the broker or nominee in additional shares under the Plan, unless the shareholder elects to receive distributions in cash. Shareholders may elect to receive cash by contacting their broker or nominee. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price per share of the Fund’s Common Stock is equal to or exceeds the net asset value per share on the valuation date, participants in the Plan will be issued new shares valued at the higher of net asset value or 95% of the then current market value. Otherwise, BNY Mellon will buy shares of the Fund’s Common Stock in the open market, on the New York Stock Exchange (“NYSE”) or elsewhere, on or shortly after the payment date of the dividend or distribution and continuing until the ex-dividend date of the Fund’s next distribution to holders of the Common Stock or until it has expended for such purchases all of the cash that would otherwise be payable to the participants. The number of purchased shares that will then be credited to the participants’ accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If BNY Mellon commences purchases in the open market and the then current market price of the shares (plus any estimated brokerage commissions) subsequently exceeds their net asset value most recently determined before the completion of the purchases, BNY Mellon will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares. In this case, the number of shares received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. These remaining shares will be issued by the Fund at the higher of net asset value or 95% of the then current market value.

Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to BNY Mellon’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. For the six months ended May 31, 2014, $116 in brokerage commissions were incurred.

The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to acquiring shares of Common Stock through the reinvestment of cash dividends and distributions, a shareholder may invest any further amounts from $100 to $3,000 semi-annually at the then current market price in shares purchased through the Plan. Such semi-annual investments are subject to any brokerage commission charges incurred by BNY Mellon under the Plan.

A shareholder whose Common Stock is registered in his or her own name may terminate participation in the Plan at any time by notifying BNY Mellon in writing, by completing the form on the back of the Plan account statement and forwarding it to BNY Mellon, or by calling BNY Mellon, directly. A termination will be effective immediately if notice is received by BNY Mellon not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first day after the dividend or distribution has been credited to the participant’s account in additional shares of the Fund. Upon termination and according to a participant’s instructions, BNY Mellon will either (a) issue certificates for the whole shares credited to the shareholder’s Plan account and a check representing any fractional shares or (b) sell the shares in the market. Shareholders who hold Common Stock registered in the name of a broker or other nominee should consult their broker or nominee to terminate participation.

The Plan is described in more detail in the Fund’s Plan brochure. Information concerning the Plan may be obtained from BNY Mellon at 1-866-351-7446.

Proxy Voting Policies and Proxy Voting Record on Form N-PX

The Fund files Form N-PX with its complete proxy voting record for the 12 months ended June 30th no later than August 31st of each year. The Fund filed its latest Form N-PX with the Securities and Exchange Commission (“SEC”) on August 13, 2013. This filing, as well as the Fund’s proxy voting policies and procedures, are available (i) without charge, upon request, by calling the Fund’s transfer agent at 1-866-351-7446 and (ii) on the SEC’s website at www.sec.gov. In addition, the Fund’s proxy voting policies and procedures are available on the Fund’s website at www.preferredincome.com.

Portfolio Schedule on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q, the latest of which was filed for the quarter ended February 28, 2014. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov or may be viewed and obtained from the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Portfolio Management Team

In managing the day-to-day operations of the Fund, the Adviser relies on the expertise of its team of money management professionals, consisting of Messrs. Crumrine, Ettinger, Stone and Chadwick. The professional backgrounds of each member of the management team are included in the “Information about Fund Directors and Officers” section of this report.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Meeting of Shareholders

On April 17, 2014, the Fund held its Annual Meeting of Shareholders for the purpose of electing Directors of the Fund. The proposal was approved by the shareholders and the results of the voting are as follows:

Name	For	Withheld
Donald F. Crumrine	14,446,977	4,280
Robert F. Wulf	14,447,477	3,780

David Gale, Morgan Gust and Karen H. Hogan continue to serve in their capacities as Directors of the Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Information about Fund Directors and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below.

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen by Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

David Gale 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 65	Director	Class II Director since April 2013	President of Delta Dividend Group, Inc. (investments)	5	Emmis Communications

Morgan Gust 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 67	Director and Nominating and Governance Committee Chairman	Class III Director since April 2013	Owner and operator of various entities engaged in agriculture and real estate.	5	CoBiz, Financial, Inc. (financial services)

Karen H. Hogan 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 53	Director	Class II Director since April 2013	Board Co-Chair and Member, IKAR, a non-profit organization; Active Member and Volunteer to several non-profit organizations.	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund and Flaherty & Crumrine Total Return Fund.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds In Fund Complex Overseen By Director**	Other Public Company Board Memberships During Past Five Years
NON-INTERESTED DIRECTORS:

Robert F. Wulf 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 77	Director and Audit Committee Chairman	Class I Director since April 2013	Financial Consultant; Former Trustee, University of Oregon Foundation; Trustee, San Francisco Theological Seminary	5	None

INTERESTED DIRECTOR:

Donald F. Crumrine† 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 66	Director, Chairman of the Board and Chief Executive Officer	Class I Director since April 2013	Chairman of the Board and Director of Flaherty & Crumrine Incorporated	5	None

*	The Fund’s Board of Directors is divided into three classes of Directors serving staggered three-year terms. The initial term for each class expires as follows:

Class I Directors – Initial term expires at the Fund’s 2017 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class II Directors – Initial term expires at the Fund’s 2015 Annual Meeting of Shareholders; directors may continue in office until their successors are duly elected and qualified.

Class III Director – Initial term expires at the Fund’s 2016 Annual Meeting of Shareholders; director may continue in office until his successor is duly elected and qualified.

**	Each Director also serves as a Director for Flaherty & Crumrine Preferred Income Fund, Flaherty & Crumrine Preferred Income Opportunity Fund, Flaherty & Crumrine Preferred Securities Income Fund, and Flaherty & Crumrine Total Return Fund.
†	“Interested person” of the Fund as defined in the 1940 Act. Mr. Crumrine is considered an “interested person” because of his affiliation with Flaherty & Crumrine Incorporated, which acts as the Fund’s investment adviser.

Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

ADDITIONAL INFORMATION (Unaudited) (Continued)

Name, Address, and Age	Current Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years

OFFICERS:

Robert M. Ettinger 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 55	President	Since April 2013	President and Director of Flaherty & Crumrine Incorporated

R. Eric Chadwick 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Chief Financial Officer, Vice President and Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Chad C. Conwell 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 41	Chief Compliance Officer, Vice President and Secretary	Since April 2013	Chief Compliance Officer & Vice President of Flaherty & Crumrine Incorporated; Director of Flaherty & Crumrine Incorporated since January 2011

Bradford S. Stone 47 Maple Street Suite 403 Summit, NJ 07901 Age: 54	Vice President and Assistant Treasurer	Since April 2013	Vice President and Director of Flaherty & Crumrine Incorporated

Roger Ko 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 39	Assistant Treasurer	Since April 2014	Trader of Flaherty & Crumrine Incorporated since September 2013; Director of Deutsche Bank Securities from 2009 to July 2013

Laurie C. Lodolo 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 50	Assistant Compliance Officer, Assistant Treasurer and Assistant Secretary	Since April 2013	Assistant Compliance Officer and Secretary of Flaherty & Crumrine Incorporated

Linda M. Puchalski 301 E. Colorado Boulevard Suite 720 Pasadena, CA 91101 Age: 57	Assistant Treasurer	Since April 2013	Administrator of Flaherty & Crumrine Incorporated

*	Each officer serves until his or her successor is elected and qualified or until his or her earlier resignation or removal.

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Directors

Donald F. Crumrine, CFA

Chairman of the Board

David Gale Morgan Gust Karen H. Hogan Robert F. Wulf, CFA

Officers

Donald F. Crumrine, CFA

Chief Executive Officer

Robert M. Ettinger, CFA

President

R. Eric Chadwick, CFA

Chief Financial Officer,

Vice President and Treasurer

Chad C. Conwell

Chief Compliance Officer,

Vice President and Secretary

Bradford S. Stone

Vice President and

Assistant Treasurer

Roger Ko

Assistant Treasurer

Laurie C. Lodolo

Assistant Compliance Officer,

Assistant Treasurer and

Assistant Secretary

Linda M. Puchalski

Assistant Treasurer

Investment Adviser

Flaherty & Crumrine Incorporated e-mail: flaherty@pfdincome.com

Servicing Agent

Destra Capital Investments LLC

1-877-855-3434

Questions concerning your shares of Flaherty & Crumrine Dynamic Preferred and Income Fund?

•	If your shares are held in a Brokerage Account, contact your Broker.
•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent —

BNY Mellon c/o Computershare

P.O. Box 30170

College Station, TX 77842-3170

1-866-351-7446

This report is sent to shareholders of Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Semi-Annual Report

May 31, 2014

www.preferredincome.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Flaherty & Crumrine Dynamic Preferred and Income Fund Incorporated

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date	07/28/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Donald F. Crumrine
Donald F. Crumrine, Director, Chairman of the Board and Chief Executive Officer
(principal executive officer)

Date	07/28/2014

By (Signature and Title)*	/s/ R. Eric Chadwick
R. Eric Chadwick, Chief Financial Officer, Treasurer and Vice President
(principal financial officer)

Date	07/28/2014

* Print the name and title of each signing officer under his or her signature.